UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2024

PLUM ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40218	98-1577353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Fillmore St. #2089

San Francisco, CA 94115

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 683-6773

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-fifth of one redeemable warrant	PLMIU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the Units	PLMI	The Nasdaq Stock Market LLC

Warrants included as part of the Units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	PLMIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2024, Plum Acquisition Corp. I (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is delinquent in filing its quarterly report on Form 10-Q for the quarterly period ended June 30, 2024.

Pursuant to the Notice, this matter serves as an additional basis for delisting the Company’s securities from The Nasdaq Capital Market in light of the Company’s previously reported failure to complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement in accordance with Nasdaq Listing Rule IM-5101-2. The Notice constitutes a formal notification that the Nasdaq Hearings Panel (the “Panel”) will consider the matter in its decision regarding the Company’s continued listing on The Nasdaq Capital Market.

The Company intends to timely present its views with respect to this additional deficiency to the Panel. The Company’s securities will continue to trade on The Nasdaq Capital Market while this matter is pending.

There can be no assurance that the Company’s securities will remain listed and continue to trade on The Nasdaq Capital Market.

Forward Looking Statements

This current report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations regarding the Panel’s consideration of its views of the additional deficiency and the continued trading on the Company’s securities. These forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions that, while considered reasonable by the Company, are inherently uncertain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM ACQUISITION CORP. I
Dated: August 29, 2024

	By:	/s/ Kanishka Roy
		Name:	Kanishka Roy
		Title:	Co-Chief Executive Officer and President

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